VALLEY FORGE LIFE INSURANCE COMPANY

                       VALLEY FORGE LIFE INSURANCE COMPANY
                        VARIABLE ANNUITY SEPARATE ACCOUNT


                            Prospectus Supplement to
              Flexible Premium Deferred Variable Annuity Prospectus
                                Dated May 1, 2000




The following paragraph is added to the Immediate Interest Payments section of the Purchase section of the prospectus:

We have applied to the Securities and Exchange Commission for an exemption from certain provisions of the Investment Company Act of 1940 so that we can recapture any immediate interest payments applied to a contract as described in the prospectus. Until such time as we receive approval of our exemption request, we will not recapture any immediate interest payments.



                          Supplement Dated May 1, 2000